EXCHANGE AGREEMENT


     THIS EXCHANGE AGREEMENT (the "Agreement") is made and entered into as of February 26, 1999, by and among Superconductor Technologies, Inc. a Delaware corporation (the "Company"), and the current holders (each a "Holder," and collectively, the "Holders") of the Company's Series A Convertible Preferred Stock, Series A-1 Convertible Preferred Stock, and Series B Convertible Stock and the related warrants (collectively, the "Existing Securities") in the amounts set forth on Exhibit A hereto.

Background

     A. The Company anticipates consummating an equity financing in the future
(the "Series C Preferred Financing").

     B.In order to achieve compliance with NASDAQ Marketplace Rule 4460 and to meet NASDAQ's concerns regarding the past issuances of the Existing Securities, and to avoid any concerns regarding the potential future issuance of securities in a new financing, the Company's Board of Directors (the "Board") has determined it to be in the best interests of the Company and its stockholders to exchange the Existing Securities for new shares of Series A-2, A-3 and B-1 Convertible Preferred Stock and related warrants (collectively, the "New Securities") that are substantially the same as the Existing Securities except for the following features:

          1.Conversion/exercise/anti-dilution features: Prior to the receipt of Stockholder Approval (as defined below), the conversion, exercise and price anti-dilution features of all the New Securities (plus: (i) the securities to be issued in the Series C Preferred Financing and (ii) the New Warrants (as defined below)) would be limited to an aggregate of 1,533,709 shares of the Company's Common Stock (the "19.9% Cap"), which represents 19.9% of the total outstanding capital stock of the Company on March 25, 1998. The stockholders will be requested to approve the elimination of the 19.9% Cap and the issuance of additional securities. The requisite vote (the "Stockholder Approval") will be a majority of the shares present and voting at the meeting, excluding any New Securities (and any securities issued in the Series C Preferred Financing).

          2.Dividend features: If Stockholder Approval is not obtained, the New Securities would have a cumulative mandatory dividend equal to 20% per annum, payable in cash. Such dividends would begin to accrue as of the dates the Existing Securities were first issued.

          3.Redemption Features: The New Securities will not have any redemption features. In consideration for the elimination of the redemption feature of the Existing Securities, the Company will issue warrants to purchase 75,000 shares of the Company's Common Stock at an exercise price equal to $7.00 per share (the "New Warrants"), subject to the 19.9% Cap.

          4.Anti-dilution Features: The anti-dilution features will be amended to exclude the securities to be issued in the Series C Preferred Financing and to make certain other changes as set forth in the Certificates of Designation (as defined below) attached as Exhibits B, C and D hereto.

C. The New Securities to be issued to the Holders in exchange for their Existing Securities will be subject to the Second Amended and Restated Stockholder Rights Agreement and the Amended Registration Rights Agreement, both of which will be entered into by the Company and the Holders before the Closing (as defined below).

     NOW, THEREFORE, the parties agree as follows:

          1.     Authorization; Issuance of Securities; Closing.

               (a) In connection with the transactions contemplated by this Agreement, the Board has authorized (i) the filing of Certificates of Designation of Rights, Preferences and Privileges of Series A-2, A-3 and B-1 Preferred Stock (collectively, the "Certificates of Designation") attached as Exhibits B, C, and D hereto; (ii) the exchange of the Existing Securities for the New Securities as described in Section 1(b) below; and (iii) the issuance of the New Warrants as described in Section 1(b) below.

               (b) Prior to the Closing (as defined below), the Company shall cause the Certificates of Designation to be filed with the Delaware Secretary of State. At the Closing, (i) the Holders shall have delivered the stock certificates and warrants representing the Existing Securities and the completed Letter of Transmittal attached as Exhibit E and; (ii) in exchange therefor, the Company shall deliver to the Holders certificates representing 127,084 shares of its New Securities, the related warrants and the New Warrants (in substantially the form attached as Exhibit F), allocated to the Holders as indicated in the attached Exhibit A.

               (c) The closing (the "Closing") of the transactions contemplated hereby shall be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California on February 26, 1999, subject to satisfaction or waiver of the conditions to Closing set forth in
Section 2 below.

          2.     Approval from Holders.  By executing this Agreement, the
Holders: (i) approve the creation of Series C Preferred Stock with the rights, preferences and privileges as set forth in the Certificate of Designation delivered to the Holders and the issuance of such shares and related warrants all as set forth in the Series C Preferred Stock Purchase Agreement delivered to the Holders (the "Series C Agreement"); (ii) waive their rights of first refusal contained Section 2 of the Amended and Restated Stockholders Agreement, dated August 11, 1998, and Section 4 of the Securities Purchase Agreement, dated September 2, 1998 (the "Securities Purchase Agreement") with respect to the shares of Series C Preferred Stock, the warrants to be issued pursuant to the Series C Agreement, the Letter Agreement between the Company and Tanner Unman Securities, Inc., dated as of August 10, 1998, and the New Securities and the New Warrants pursuant to this Agreement; (iii) amend
Section 4(e) of the Securities Purchase Agreement to add an additional exclusion from the definition of "Capital Raising Limitations" for the New Securities and the securities issuable under the Series C Agreement; and (iv) amend the Securities Purchase Agreement, dated September 2, 1998, to replace the form of warrant attached thereto as Exhibit B with the form of warrant attached as Exhibit I and change the references to "Series B Preferred Stock" to "Series B-1 Preferred Stock."

          3. Conditions to Closing. The obligations of the parties under this Agreement are subject to the fulfillment or waiver on or before the Closing of the following conditions:

               (a) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the parties on or prior to the Closing shall have been performed or complied with in all material respects.

               (b) Second Amended and Restated Stockholder Rights Agreement and Amended and Restated Registration Rights Agreement. The parties shall have entered into the Second Amended and Restated Stockholders Rights
Agreement and Amended Registration Rights Agreement in the forms attached as Exhibit G and H, respectively.

               (c) Receipt of all Existing Securities. The Company shall have received from the Holders all the stock certificates and warrants representing the Existing Securities as set forth on Exhibit A (or lost stock or warrant affidavits for the same) and the related Letters of Transmittal fully executed and delivered.

               (d) Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and exchange of the Shares.

               (e) Opinion of Company Counsel. The Holders shall have received from Wilson Sonsini Goodrich & Rosati, counsel to the Company, an opinion addressed to the Holders, dated the day of the Closing and in substantially the form attached as Exhibit J.

          4. Investment Representations of the Holders. Each Holder of Existing Securities represents and warrants to the Company as follows:

               (a) The Holder is acquiring the New Securities for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

               (b) The Holder acknowledges and understands that the New Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of such Holder's investment intent as expressed herein. The Holder is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission.

               (c) The certificates evidencing the New Securities will be imprinted with the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.

          5.     Miscellaneous.

               (a) Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware.

               (b) Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any of the parties hereto and the closing of the transactions contemplated hereby.
               (c) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

               (d) Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by either (i) the party against whom enforcement of any such amendment, waiver, discharge or termination is sought or (ii) the Company and the Holders holding a majority of the then outstanding New Securities.

               (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

               (f) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without such provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

               (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

               (h) Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any person, other than the parties hereto and their successors hereunder any benefit or any legal or equitable right, remedy or claim under this Agreement.

    IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the date first written above.

SUPERCONDUCTOR TECHNOLOGIES, INC.

By:
       Name:  Peter Thomas
       Title:  President and Chief Executive Officer

                              Sole Series A Preferred Stockholder:

                              Wilmington Securities, Inc.

                              By:____________________________
                                    Name:
                                    Title:

                              Sole Series A-1 Preferred Stockholder:

                              Wilmington Securities, Inc.

                              By:____________________________
                                    Name:
                                    Title:

                              Series B Preferred Stockholders:

                              Wilmington Securities, Inc.

                              By:_____________________________
                                    Name:
                                    Title:

                              Henry L. Hillman Trust Under Agreement of Trust dated November 18, 1985

                              By:_____________________________
                                    C.G. Grefenstette, Trustee

                              Juliet Lea Hillman Simonds Trust under
                              Agreement of Trust dated December 30, 1976 for Children of Juliet Lea Hillman Simonds

                             By:_________________________________
                                    Thomas G. Bigley, Trustee
                              By:_________________________________
                                    C.G. Grefenstette, Trustee

                              Audrey Hillman Fisher Trust under Agreement of Trust dated December 30, 1976 for Children of Audrey Hillman Fisher

                              By:_________________________________
                                    Thomas G. Bigley, Trustee

                              By:_________________________________
                                    C.G. Grefenstette, Trustee

                              Henry Lea Hillman, Jr. Trust under Agreement of Trust dated December 30, 1976 for Children of Henry Lea Hillman, Jr.

                              By:__________________________________
                                    Thomas G. Bigley, Trustee

                              By:__________________________________
                                    C.G. Grefenstette, Trustee

                              William Talbott Hillman Trust under Agreement of Trust dated December 30, 1976 for Children of William Talbott Hillman

                              By:__________________________________
                                    Thomas G. Bigley, Trustee

                              By:__________________________________
                                    C.G. Grefenstette

EXHIBIT A



       Existing Securities to be Exchanged     New Securities to be Issued
Holder       Shares      Warrants          Shares     Warrants    New Warrants


WSI       645,833        100,000           64,584      100,000
          Series A       Common          Series A-2     Common

          125,000          66,667          12,500       66,667
          Series A-1      Common         Series A-3     Common

          150,000          36,000          15,000       36,000        54,000
          Series B        Common         Series B-1     Common        Common

HLH       150,000         36,000           15,000         6,000        9,000
Trust     Series B        Common         Series B-1       Common       Common

JLHS       50,000         12,000            5,000        12,000        3,000
1976      Series B        Common          Series B-1     Common        Common
Trust

AHF        50,000         12,000            5,000        12,000        3,000
1976      Series B        Common          Series B-1     Common        Common
Trust

HLHS Jr.   50,000         12,000            5,000        12,000        3,000
1976       Series B       Common          Series B-1     Common        Common
Trust

WTH        50,000         12,000            5,000        12,000        3,000
1976       Series B       Common          Series B-1     Common        Common
Trust


Note: Each share of Preferred Stock to be issued as new securities is initially convertible into 20 shares of Common Stock.

EXHIBIT B


CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND
PRIVILEGES OF SERIES A-2 PREFERRED STOCK

OF

SUPERCONDUCTOR TECHNOLOGIES INC.


Pursuant to Section 151 of the General Corporation Law of the State of Delaware

     I, Peter Thomas, the Chief Executive Officer of Superconductor Technologies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:
     That pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors on February 4, 1999 adopted the following resolution creating a series of 64,584 shares of Preferred Stock designated as Series A-2 Preferred Stock:

     RESOLVED: That pursuant to the authority vested in the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation, the Board of Directors does hereby provide for the issue of a series of Preferred Stock, $0.001 par value, of the Corporation, to be designated Series A-2 Preferred Stock (the "Series A-2 Preferred"), consisting of 64,584 shares and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series A-2 Preferred are not stated and expressed in the Amended and Restated Certificate of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Amended and Restated Certificate of Incorporation shall be deemed to have the meanings provided therein):

          SECTION 1. Designation and Amount. The shares of such series shall be designated as "Series A-2 Preferred", par value $0.001 per share, and the number of shares constituting such series shall be 64,584.

          SECTION 2. Rank. Except as provided in Section 8, the Series A-2 Preferred Stock shall rank (i) prior to the Corporation's common stock, par value $.001 per share (the "Common Stock"); (ii) pari passu with the Series A-3 Preferred Stock, the Series B-1 Preferred Stock, and with any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, on parity with the Series A-2 Preferred Stock; and
(iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series A-2 Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

          SECTION 3. Dividends. The holders of shares of Series A-2 Preferred shall be entitled to receive dividends, out of funds legally available therefor, payable in preference and priority to any payment of any dividend on Common Stock of the Corporation, at the rate of $3.60 per share (adjusted for any recapitalization, stock combinations, stock dividends, stock splits and the like (a "Recapitalization")) per annum for the Series
A-2
Preferred, provided however that in the event Stockholder Approval (as defined in Section 6(h)) is not obtained, then effective as of March 26, 1998, the
$3.60 dividend amount shall be increased to $12.00 per share (as adjusted for Recapitalizations). Such dividends shall be cumulative, accrue daily (beginning March 26, 1998) and be paid quarterly, in cash or as an addition to the Series A-2 Liquidation Preference (as defined below). No dividend shall be paid on the Common Stock in any year, other than dividends payable solely in Common Stock, until all dividends due and payable on the Preferred Stock have been declared and paid, and then such dividends on the Common Stock shall not be in excess of the dividends paid on the Preferred Stock unless the amount of such excess is also paid on the Preferred Stock on an as-converted per share basis.

          SECTION 4. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (a "Liquidation Event"), distributions to the stockholders of the
Corporation shall be made in the following manner:

               (a) The holders of Series A-2 Preferred shall be entitled to receive, on a pari passu basis with the holders of Series A-3, Series B-1 and any other series of Preferred Stock ranked pari passu with Series A-2 Preferred Stock but prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of any series of Preferred Stock junior to Series A-2 Preferred Stock or holders of the Common Stock by reason of their ownership of such stock, an amount per share equal to the sum (the "Series A-2 Liquidation Preference") of (i) $60.00 for each share of Series A-2 Preferred then held by them, adjusted for any Recapitalizations with respect to such shares and (ii) an amount equal to all unpaid dividends on the Series A-2 Preferred held by them; provided, however, in the event of a Liquidation Event pursuant to Section 4(b) below that is consummated on or before March 26, 2001, the Series A-2 Liquidation Preference shall be the greater of (i) $72.00 or (ii) $60.00 plus all accrued dividends for each share of Series A-2 Preferred, adjusted for any Recapitalizations.
If the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of their full preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock on a pari passu basis in proportion to the aggregate preferential amount of shares of Preferred Stock outstanding as of the date of the distribution upon the occurrence of such event. After payment has been made to the holders of the Preferred Stock of the full preferential amount to which they shall be entitled, the holders of the Common Stock shall be entitled to share ratably in the remaining assets, based on the number of shares of Common Stock held.

               (b) For purposes of this Section 4, a merger or consolidation of the Corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations into the Corporation, or the sale of all or substantially all of the assets of the Corporation, or any other corporate reorganization, in which consolidation, merger, sale of assets or reorganization the stockholders of the Corporation receive distributions in cash or securities of another corporation or corporations as a result of such consolidation, merger, sale of assets or reorganization, shall be treated as a Liquidation Event unless the stockholders of this Corporation immediately prior to such consolidation, merger, sale of assets or reorganization hold or control more than fifty percent (50%) of the voting equity securities of the successor or surviving corporation immediately following such consolidation, merger, sale of assets or reorganization, in which case such consolidation, merger, sale of assets or reorganization shall not be treated as a Liquidation Event.

          SECTION 5. Voting Rights. Except as otherwise required by law, the Amended and Restated Certificate of Incorporation or Bylaws of the Corporation or this Certificate of Designation, the holder of each share of Common Stock issued and outstanding shall have one vote and the holder of each share of Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock could be converted, subject to the limits in Section 6(h) below, at the record date for determination of the stockholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not separately as a class. Holders of Common Stock and Preferred Stock shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation. Fractional votes by the holders of Preferred Stock shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares into which shares of
Preferred Stock held by each holder could be converted) be rounded to the nearest whole number.

          SECTION 6. Conversion. The holders of Series A-2 Preferred have conversion rights as follows (the "Conversion Rights"):

               (a)     Right to Convert.  Subject to the limits set forth in
Section 6(h) below, each share of Series A-2 Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Series A-2 Preferred into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $60.00 by the Series A-2 Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The price at which shares of Common Stock shall be deliverable upon conversion of shares of Series A-2 Preferred shall initially be $3.00 with respect to each share of Series A-2 Preferred (the "Series A-2 Conversion Price"). The initial Series A-2 Conversion Price shall be subject to adjustment as hereinafter provided.

               (b) Automatic Conversion. Subject to the limits set forth in Section 6(h) below, each share of Series A-2 Preferred shall automatically be converted into shares of Common Stock at the then effective Series A-2 Conversion Price for such series upon the election of holders of at least a majority of the then outstanding shares of Series A-2 Preferred.

               (c) Mechanics of Conversion. The mechanics of conversion set forth in this Section 6(c) are subject to the limits set forth in Section 6(h) below. No fractional shares of Common Stock shall be issued upon conversion of Series A-2 Preferred. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A-2 Conversion Price. Before any holder of Series A-2 Preferred shall be entitled to convert the same into full shares of Common Stock and to receive certificates therefor, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A-2 Preferred, and shall give written notice to the Corporation at such office that the holder elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to Section 6(b), the outstanding shares of Series A-2 Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent and provided further, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Series A-2 Preferred are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Series A-2 Preferred, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A-2 Preferred to be converted, or in the case of automatic conversion then on the date of election by a majority of the then outstanding shares of Series A-2 Preferred, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

               (d)     (1)     Adjustment of Conversion Price of Series A-2
Preferred Stock. The Series A-2 Conversion Price shall be subject to adjustment from time to time as follows:

                              (i)     Adjustments for Subdivisions,
Combinations or
Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided by stock split, stock dividends or otherwise, into a greater number of shares of Common Stock, the Series A-2 Conversion Price then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Series A-2 Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                              (ii)     Adjustments for Stock Dividends and
Other Distributions. In the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common
Stock entitled to receive any distribution (excluding any repurchases of securities by the Corporation not made on a pro rata basis from all holders of any class of the Corporation's securities) payable in property or in securities of the Corporation other than shares of Common Stock, and other than as otherwise adjusted in this Section 6 or as provided in Section 3, then and in each such event the holders of Series A-2 Preferred shall receive at the time of such distribution, the amount of property or the number of securities of the Corporation that they would have received had their Series A-2 Preferred been converted into Common Stock on the date of such event.

                              (iii)     Adjustments for Reclassification,
Exchange and Substitution. Except as provided in Section 3 upon any liquidation, dissolution or winding up of the Corporation, if the Common
Stock issuable upon conversion of the Series A-2 Preferred shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), each share of Series A-2 Preferred shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such share of Series A-2 Preferred shall have been entitled upon such reorganization or reclassification.

                    (2) Adjustments of Series A-2 Conversion Price for Diluting Issues. In addition to the adjustment of the Series A-2 Conversion Price provided in Section 6(d)(1) above, the Series A-2 Conversion Price shall be subject to further adjustment from time to time as follows:

                              (i)     Special Definitions.  For purposes of
this Section 6(d)(2), the following definitions shall apply:

                                   (1)     "Options" shall mean rights,
options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                                   (2)     "Original Issue Date" shall mean
March 26, 1998.

                                   (3)     "Convertible Securities" shall
mean
securities convertible into or exchangeable for Common Stock.

                                   (4)     "Additional Shares of Common
Stock"
shall mean all shares of Common Stock issued (or, pursuant to Section 6(d)(2)(iii), deemed to be issued) by the Corporation after the Original Issue
Date other than shares of Common Stock issued or issuable:

                                        (A)     upon conversion of shares of
the Preferred Stock;

                                        (B)     to officers, directors and
employees of, and consultants to, the Corporation pursuant to plans and arrangements approved by the Board of Directors;

                                        (C)     as a dividend or other
distribution on the Preferred Stock or pursuant to clause (i), (ii) or (iii) of Section 6(d)(1);

                                        (D)     upon the exercise of options
issued prior to the Original Issue Date;

                                        (E)     to research or development
collaborators or to banks or other institutional lendors or lessors in connection with capital asset leases or borrowings for the acquisition of capital assets, pursuant to any arrangement approved by the Board of Directors;
                                        (F)     upon exercise of warrants
outstanding on the Original Issue Date or warrants to be issued pursuant to agreements outstanding on the Original Issue Date, including without limitation the following warrants: warrant, dated as of November 22, 1997, the warrant dated as of December 21, 1998, warrants issued or issuable pursuant to the Letter Agreement between the Company and Tanner Unman Securities, Inc., dated as August 10, 1998, the warrants issued or issuable pursuant to the Exchange Agreement, any additional warrants to be issued pursuant to the Securities Purchase Agreement dated as of September 2, 1998, and any Preferred Stock purchase agreement entered into before Stockholder Approval (as defined below);

                                        (G)     with the written approval of
the holders of a majority of the outstanding Series A-2 Preferred; or

                                        (H)     by way of dividend or other
distributions on securities referred to in clauses (A), (B), (C), (D), (E),
(F) and (G) above.

                              (ii)     No Adjustment of Series A-2 Conversion
Price. No adjustment in the Series A-2 Conversion Price of a particular share of Series A-2 Preferred shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series A-2 Conversion Price in effect on the date of, and immediately prior to such issue, for such share of Series A-2 Preferred.

                              (iii)     Deemed Issue of Additional Shares of
Common Stock.

                                   (1)     Options and Convertible
Securities. Except as otherwise provided in Section 6(d)(2)(i) above, in the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of any holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 6(d)(2)(v) below) of such Additional Shares of Common Stock would be less than the Series A-2 Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which additional shares of Common
Stock are deemed to be issued:

                                        (A)     no further adjustment in the
Series A-2 Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                        (B)     if such Options or
Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series A-2 Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                                        (C)     upon the expiration of any
such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Series A-2 Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                             (I)     in the case of
Convertible Securities or
Options for Common Stock, the only additional shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible
Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                             (II)     in the case of Options
for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                                        (D)     no readjustment pursuant to
clause (B) or (C) above shall have the effect of increasing the Series A-2 Conversion Price to an amount which exceeds the lower of (i) the Series A-2 Conversion Price on the original adjustment date, or (ii) the Series A-2 Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                                        (E)     in the case of any Options
which expire by their terms not more than thirty (30) days after the date of issue thereof, no adjustment of the Series A-2 Conversion Price shall be made until the expiration or exercise of all such Options.

                              (iv)     Adjustment of Series A-2 Conversion
Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6(d)(2)(iii), but excluding stock dividends, subdivisions or split-ups that are the subject of adjustment pursuant to Section 6(d)(i)) without consideration or for a consideration per share less than the Series A-2 Conversion Price, in effect on the date of, and immediately prior to such issue, then and in such event, such Series A-2 Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series A-2 Conversion Price by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue, (ii) the number of shares of Common Stock issuable upon conversion of the Preferred Stock outstanding immediately prior to such issue and (iii) the number of shares of Common
Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series A-2 Conversion Price; and the denominator of which shall be the sum of
(i) the number of shares of Common Stock outstanding immediately prior to such issue, (ii) the number of shares of Common Stock issuable upon conversion of the Preferred Stock outstanding immediately prior to such issue and (iii) the number of such Additional Shares of Common Stock so issued; and provided further that, for the purposes of this Section 6(d)(2)(iv), all shares of Common Stock issuable upon exercise of outstanding Options or conversion of outstanding Convertible Securities shall be deemed to be outstanding, and immediately after any Additional Shares of Common Stock are deemed issued pursuant to Section 6(d)(2)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding.

                              (v)     Determination of Consideration.  For
purposes of this Section 6(d)(2), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                   (1)     Cash and Property:  Such
consideration shall:

                                        (A)     insofar as it consists of
cash, be computed at the
aggregate amount of cash received by the Corporation (excluding amounts paid or payable for accrued interest or accrued dividends);

                                        (B)     insofar as it consists of
property other than cash,
be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                        (C)     in the event Additional
Shares
of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses
(A) and (B) above, as determined in good faith by the Board of Directors.

                              (2)     Options and Convertible Securities.
The consideration per share received by the Corporation for Additional Shares of
Common Stock deemed to have been issued pursuant to Section 6(d)(2)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing
                                   (x)     the total amount, if any, received
or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Option or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for
Convertible Securities and the conversion or exchange of such Convertible Securities by

                                   (y)     the maximum number of shares of
Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.
               (e) No Impairment. Except as provided in Section 8, the Corporation will not, by amendment of its Amended and Restated Certificate of Incorporation or this Certificate of Designation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A-2 Preferred Stock against impairment.

               (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A-2 Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A-2 Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A-2 Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Series A-2 Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series A-2 Preferred.

               (g) Notices of Record Date. In the event that the Corporation shall propose at any time:

                         (i)     to declare any dividend or distribution upon
its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

                         (ii)     to effect any reclassification or
capitalization of its Common Stock outstanding involving a change in the Common Stock; or

                         (iii)     to merge or consolidate with or into any
other person or entity, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up;

then, in connection with each such event, the Corporation shall send to the holders of Series A-2 Preferred:

                              (1)     at least twenty (20) days' prior
written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (ii) and (iii) above; and

                              (2)     in the case of the matters referred to
in (ii) and (iii) above, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

     Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Series A-2 Preferred at the address for each such holder as shown on the books of the Corporation. The above written notice requirement may be waived by the holders of a majority of the then outstanding Series A-2 Preferred Stock.

               (h) Limits on Conversion. Notwithstanding anything herein to the contrary, the Series A-2, Series A-3, and Series B-1 Preferred Stock of the Corporation and any additional shares of Preferred Stock issued by the Corporation prior to Stockholder Approval (as defined below), and the outstanding warrants to purchase Common Stock of the Corporation (issued or issuable to holders of such shares of Preferred Stock pursuant to agreements outstanding as of February 26, 1999 or entered into prior to Stockholder Approval) (collectively, the "Securities") shall not be convertible into or exercisable for (as the case may be) shares of Common Stock in excess of 1,533,709 shares (as adjusted for Recapitalizations and the like) (the "19.9% Cap" or the "Allowed Conversion Shares"), unless the Corporation has received stockholder approval to eliminate such 19.9% Cap at a duly held meeting of the stockholders in calendar 1999 (the "Stockholder Approval"). Until Stockholder Approval has been obtained (or, if Stockholder Approval is not obtained, then continuing thereafter) the 19.9% Cap shall apply and each holder of Securities (each a "Holder") shall have the right to convert its Preferred Stock or exercise its warrants only up to its pro rata portion of the Allowed Conversion Shares. A Holder may waive in writing its right to convert or exercise (or transfer to another Holder) its pro rata portion of the Allowed Conversion Shares. In the event that a Holder converts or exercises its Securities, then the number of Allowed Conversion Shares will be reduced by such amount.

          SECTION 7. Status of Converted Stock. In case any shares of Series A-2 Preferred shall be repurchased or converted pursuant to Section 6, the shares so repurchased or converted shall be canceled and shall not be issued by the Corporation as Series A-2 Preferred and this Certificate of Designation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized Series A-2 Preferred.

          SECTION 8. Covenants. In addition to any other rights provided by law, so long as at least twenty-five percent (25%) of the authorized Series A-2 Preferred shall be outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the outstanding shares of Series A-2 Preferred:

               (a) amend or repeal any provision of the Corporation's Amended or Restated Certificate of Incorporation, certificates of designation or Bylaws if such action would materially and adversely alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series A-2 Preferred; or

               (b) authorize or issue shares of any class or series of stock having any preference or priority as to dividends or assets superior to or on parity with any such preference or priority of the Series A-2 Preferred.

     IN WITNESS WHEREOF, Superconductor Technologies Inc. has caused this Certificate to be signed by Peter Thomas, its Chief Executive Officer, this __th day of February, 1999.




                                        Peter Thomas
                                        Chief Executive Officer

EXHIBIT C

CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND
PRIVILEGES OF SERIES A-3 PREFERRED STOCK

OF
SUPERCONDUCTOR TECHNOLOGIES INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware
     I, Peter Thomas, the Chief Executive Officer of Superconductor Technologies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors on February 4, 1999 adopted the following resolution creating a series of 12,500 shares of Preferred Stock designated as Series A-3
Preferred Stock:

     RESOLVED: That pursuant to the authority vested in the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation, the Board of Directors does hereby provide for the issue of a series of Preferred Stock, $0.001 par value, of the Corporation, to be designated
Series A-3 Preferred Stock ("Series A-3 Preferred"), consisting of 12,500 shares and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series A-3 Preferred are not stated and expressed in the Amended and Restated Certificate of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Amended and Restated Certificate of Incorporation shall be deemed to have the meanings provided therein):

          SECTION      (1)     Designation and Amount.  The shares of such
series shall be designated as "Series A-3 Preferred", par value $0.001 per share, and the number of shares constituting such series shall be 12,500.

          SECTION 2. Rank. Except as provided in Section 8, the Series A-3 Preferred Stock shall rank (i) prior to the Corporation's common stock, par value $.001 per share (the "Common Stock"); (ii) pari passu with the Series A-2 Preferred Stock, the Series B-1 Preferred Stock, and with any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, on parity with the Series A-3 Preferred Stock; and
(iii)
junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series A-3 Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

          SECTION 3. Dividends. The holders of shares of Series A-3 Preferred shall be entitled to receive dividends, out of funds legally available therefor, payable in preference and priority to any payment of any dividend on Common Stock of the Corporation, at the rate of $4.80 per share (adjusted for any recapitalization, stock combinations, stock dividends, stock splits and the like (a "Recapitalization")) per annum for the Series A-3
Preferred, provided however, that in the event Stockholder Approval (as defined in Section 6(h)) is not obtained, then effective as of August 11, 1998, the $4.80 dividend shall be increased to $16.00 per share (as adjusted for Recapitalizations). Such dividends shall be cumulative, accrue daily (beginning August 11, 1998) and be paid quarterly in cash or as an addition to the Series A-3 Liquidation Preference (as defined below). No dividend shall be paid on the Common Stock in any year, other than dividends payable solely in Common Stock, until all dividends due and payable on the Preferred Stock have been declared and paid, and then such dividends on the Common Stock shall not be in excess of the dividends paid on the Preferred Stock unless the amount of such excess is also paid on the Preferred Stock on an as-converted per share basis.

          SECTION 4. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (a "Liquidation Event"), distributions to the stockholders of the
Corporation shall be made in the following manner:

               (c) The holders of Series A-3 Preferred shall be entitled to receive, on a pari passu basis with the holders of Series A-2, Series B-1 and any series of Preferred Stock ranked pari passu with Series A-3 Preferred Stock, but prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of any series of Preferred Stock ranked junior to series A-3 Preferred Stock or holders of the Common Stock by reason of their ownership of such stock, an amount per share equal to the sum (the "Series A-3 Liquidation Preference") of (i) $80.00 for each share of Series A-3 Preferred (the "Original Purchase Price") then held by them, adjusted for any Recapitalizations with respect to such shares and,
(ii) an amount equal to all unpaid dividends on the Series A-3 Preferred held by them; provided however, in the event of a Liquidation Event pursuant to
Section 4(b) below that is consummated on or before March 26, 2001, the Liquidation Preference shall be the greater of (i) $96.00 or (ii) $80.00 plus all accrued dividends for each share of Series A-3 Preferred, adjusted for any Recapitalizations. If the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of their full preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock on a pari passu basis in proportion to the aggregate preferential amount of shares of Preferred Stock outstanding as of the date of the distribution upon the occurrence of such event. After payment has been made to the holders of the Preferred Stock of the full preferential amounts to which they shall be entitled, the holders of the Common Stock shall be entitled to share ratably in the remaining assets, based on the number of shares of Common Stock held.

               (d) For purposes of this Section 4, a merger or consolidation of the Corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations into the Corporation, or the sale of all or substantially all of the assets of the Corporation, or any other corporate reorganization, in which consolidation, merger, sale of assets or reorganization the stockholders of the Corporation receive distributions in cash or securities of another corporation or corporations as a result of such consolidation, merger, sale of assets or reorganization, shall be treated as a Liquidation Event unless the stockholders of this Corporation immediately prior to such consolidation, merger, sale of assets or reorganization hold or control more than fifty percent (50%) of the voting equity securities of the successor or surviving corporation immediately following such consolidation, merger, sale of assets or reorganization, in which case such consolidation, merger, sale of assets or reorganization shall not be treated as a Liquidation Event.

          SECTION 5. Voting Rights. Except as otherwise required by law, the Amended and Restated Certificate of Incorporation or Bylaws of the Corporation or this Certificate of Designation, the holder of each share of Common Stock issued and outstanding shall have one vote and the holder of each share of Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock could be converted, subject to the limits set forth in Section 6(h) below, at the record date for determination of the stockholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not separately as a class. Holders of Common Stock and Preferred Stock shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation. Fractional votes by the holders of Preferred Stock shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares into which shares of
Preferred Stock held by each holder could be converted) be rounded to the nearest whole number.

          SECTION 6. Conversion. The holders of Series A-3 Preferred have conversion rights as follows (the "Conversion Rights"):

               (a)     Right to Convert.  Subject to the limits set forth in
Section 6(h) below, each share of Series A-3 Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Series A-3 Preferred into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $80.00 by the Series A-3 Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The price at which shares of Common Stock shall be deliverable upon conversion of shares of Series A-3 Preferred shall initially be $4.00 with respect to each share of Series A-3 Preferred (the "Series A-3 Conversion Price"). The initial Series A-3 Conversion Price shall be subject to adjustment as hereinafter provided.

               (b) Automatic Conversion. Subject to the limits set forth in Section 6(h) below, each share of Series A-3 Preferred shall automatically be converted into shares of Common Stock at the then effective Series A-3 Conversion Price for such series upon the election of holders of at least a majority of the then outstanding shares of Series A-3 Preferred.

               (e) Mechanics of Conversion. The mechanics of conversion set forth in this Section 6(c) are subject to the limits set forth in Section 5(h) below. No fractional shares of Common Stock shall be issued upon conversion of Series A-3 Preferred. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A-3 Conversion Price. Before any holder of Series A-3 Preferred shall be entitled to convert the same into full shares of Common Stock and to receive certificates therefor, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A-3 Preferred, and shall give written notice to the Corporation at such office that the holder elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to Section 6(b), the outstanding shares of Series A-3 Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent and provided further, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Series A-3 Preferred are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Series A-3 Preferred, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A-3 Preferred to be converted, or in the case of automatic conversion then on the date of election by a majority of the then outstanding shares of Series A-3 Preferred, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

               (f)     (1)     Adjustment of Conversion Price of Series A-3
Preferred Stock. The Series A-3 Conversion Price shall be subject to adjustment from time to time as follows:

                              (i)     Adjustments for Subdivisions,
Combinations or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided by stock split, stock dividends or otherwise, into a greater number of shares of Common Stock, the Series A-3 Conversion Price then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Series A-3 Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                              (ii)     Adjustments for Stock Dividends and
Other Distributions. In the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common
Stock entitled to receive any distribution (excluding any repurchases of securities by the Corporation not made on a pro rata basis from all holders of any class of the Corporation's securities) payable in property or in securities of the Corporation other than shares of Common Stock, and other than as otherwise adjusted in this Section 6 or as provided in Section 3, then and in each such event the holders of Series A-3 Preferred shall receive at the time of such distribution, the amount of property or the number of securities of the Corporation that they would have received had their Series A-3 Preferred been converted into Common Stock on the date of such event.

                              (iii)     Adjustments for Reclassification,
Exchange and Substitution. Except as provided in Section 4 upon any liquidation, dissolution or winding up of the Corporation, if the Common
Stock issuable upon conversion of the Series A-3 Preferred shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), each share of Series A-3 Preferred shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such share of Series A-3 Preferred shall have been entitled upon such reorganization or reclassification.

               (d)     (2)     Adjustments of Series A-3 Conversion Price for
Diluting Issues. In addition to the adjustment of the Series A-3 Conversion Price provided in Section 6(d)(1) above, the Series A-3 Conversion Price shall be subject to further adjustment from time to time as follows:

                              (i)     Special Definitions.  For purposes of
this Section 6(d)(2), the following definitions shall apply:

                                   (1)     "Options" shall mean rights,
options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                                   (2)     "Original Issue Date" shall mean
August 11, 1998.

                                   (3)     "Convertible Securities" shall
mean
securities convertible into or exchangeable for Common Stock.

                                   (4)     "Additional Shares of Common
Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 6(d)(2)(iii), deemed to be issued) by the Corporation after the Original Issue Date other than shares of Common Stock issued or issuable:

                                        (A)     upon conversion of shares of
the Preferred Stock;

                                        (B)     to officers, directors and
employees of, and consultants to, the Corporation pursuant to plans and arrangements approved by the Board of Directors;

                                        (C)     as a dividend or other
distribution on the Preferred Stock or pursuant to clause (i), (ii) or (iii) of Section 6(d)(1);

                                        (D)     upon the exercise of options
issued prior to the Original Issue Date;
                                        (E)     to research or development
collaborators or to banks or other institutional lendors or lessors in connection with capital asset leases or borrowings for the acquisition of capital assets, pursuant to any arrangement approved by the Board of Directors;

                                        (F)     upon exercise of warrants
outstanding on the Original Issue Date or warrants to be issued pursuant to agreements outstanding on the Original Issue Date, including without limitation the following warrants: warrant, dated as of November 22, 1997, the warrant dated as of December 21, 1998 and warrants issued or issuable pursuant to the Letter Agreement between the Company and Tanner Unman Securities, Inc., dated as August 10, 1998, warrants issued or issuable pursuant to the Exchange Agreement, any additional warrants to be issued pursuant to the Securities Purchase Agreement dated as of September 2, 1998, and any Preferred Stock purchase agreement entered into before Stockholder Approval (as defined below);

                                        (G)     with the written approval of
the holders of a majority of the outstanding Series A-3 Preferred; or

                                        (H)     by way of dividend or other
distributions on securities referred to in clauses (A), (B), (C), (D) (E),
(F) and (G) above.

                              (ii)     No Adjustment of Series A-3 Conversion
Price. No adjustment in the Series A-3 Conversion Price of a particular share of Series A-3 Preferred shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series A-3 Conversion Price in effect on the date of, and immediately prior to such issue, for such share of Series A-3 Preferred.

                              (iii)     Deemed Issue of Additional Shares of
Common Stock.

                                   (1)     Options and Convertible
Securities. Except as otherwise provided in Section 6(d)(2)(i) above, in the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of any holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 6(d)(2)(v) below) of such Additional Shares of Common Stock would be less than the Series A-3 Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which additional shares of Common Stock are deemed to be issued:

                                        (A)     no further adjustment in the
Series A-3 Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                        (B)     if such Options or
Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series A-3 Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                                        (C)     upon the expiration of any
such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Series A-3 Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                             (I)     in the case of
Convertible Securities or Options for Common Stock, the only additional shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such
Convertible Securities, and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible
Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                             (II)     in the case of Options
for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                                        (D)     no readjustment pursuant to
clause (B) or (C) above shall have the effect of increasing the Series A-3 Conversion Price to an amount which exceeds the lower of (i) the Series A-3 Conversion Price on the original adjustment date, or (ii) the Series A-3 Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                                        (E)     in the case of any Options
which expire by their terms not more than thirty (30) days after the date of issue thereof, no adjustment of the Series A-3 Conversion Price shall be made until the expiration or exercise of all such Options.

                              (iv)     Adjustment of Series A-3 Conversion
Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6(d)(2)(iii), but excluding stock dividends, subdivisions or split-ups that are the subject of adjustment pursuant to Section 6(d)(i)) without consideration or for a consideration per share less than the Series A-3 Conversion Price, in effect on the date of, and immediately prior to such issue, then and in such event, such Series A-3 Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series A-3 Conversion Price by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue, (ii) the number of shares of Common Stock issuable upon conversion of the Preferred Stock outstanding immediately prior to such issue and (iii) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series A-3 Conversion Price; and the denominator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue, (ii) the number of shares of Common Stock issuable upon conversion of the Preferred Stock outstanding immediately prior to such issue and (iii) the number of such Additional Shares of Common Stock so issued; and provided further that, for the purposes of this Section 6(d)(2)(iv), all shares of Common Stock issuable upon exercise of outstanding Options or conversion of outstanding Convertible Securities shall be deemed to be outstanding, and immediately after any Additional Shares of Common Stock are deemed issued pursuant to Section 6(d)(2)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding.

                              (v)     Determination of Consideration.  For
purposes of this Section 6(d)(2), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                   (1)     Cash and Property:  Such
consideration shall:

                                        (A)     insofar as it consists of
cash, be computed at the aggregate amount of cash received by the Corporation (excluding amounts paid or payable for accrued interest or accrued dividends);

                                        (B)     insofar as it consists of
property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                        (C)     in the event Additional
Shares
of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses
(A) and (B) above, as determined in good faith by the Board of Directors.

                              (2)     Options and Convertible Securities.
The consideration per share received by the Corporation for Additional Shares of
Common Stock deemed to have been issued pursuant to Section 6(d)(2)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing

                                   (x)     the total amount, if any, received
or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Option or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for
Convertible Securities and the conversion or exchange of such Convertible Securities by

                                   (y)     the maximum number of shares of
Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (g) No Impairment. Except as provided in Section 8, the Corporation will not, by amendment of its Amended and Restated Certificate of Incorporation or this Certificate of Designation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A-3 Preferred Stock against impairment.

               (h) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A-3 Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A-3 Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A-3 Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Series A-3 Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series A-3 Preferred.

               (i) Notices of Record Date. In the event that the Corporation shall propose at any time:

                         (i)     to declare any dividend or distribution upon
its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

                         (ii)     to effect any reclassification or
capitalization of its Common Stock outstanding involving a change in the Common Stock; or
                         (iii)     to merge or consolidate with or into any
other person or entity, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up;

then, in connection with each such event, the Corporation shall send to the holders of Series A-3 Preferred:

                              (1)     at least twenty (20) days' prior
written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (ii) and (iii) above; and

                              (2)     in the case of the matters referred to
in (ii) and (iii) above, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

     Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Series A-3 Preferred at the address for each such holder as shown on the books of the Corporation. The above written notice requirement may be waived by the holders of a majority of the then outstanding Series A-3 Preferred Stock.

               (h) Limits on Conversion. Notwithstanding anything herein to the contrary, the Series A-2, Series A-3, and Series B-1 Preferred Stock of the Corporation and any additional shares of Preferred Stock issued by the Corporation prior to Stockholder Approval (as defined below), and the outstanding warrants to purchase Common Stock of the Corporation (issued or issuable to holders of such shares of Preferred Stock pursuant to agreements outstanding as of February 26, 1999 or entered into prior to Stockholder Approval) (collectively, the "Securities") shall not be convertible into or exercisable for (as the case may be) shares of Common Stock in excess of 1,533,709 shares (as adjusted for Recapitalizations and the like) (the "19.9% Cap" or the "Allowed Conversion Shares"), unless the Corporation has received stockholder approval to eliminate such 19.9% Cap at a duly held meeting of the stockholders in calendar 1999 (the "Stockholder Approval"). Until Stockholder Approval has been obtained (or, if Stockholder Approval is not obtained, then continuing thereafter) the 19.9% Cap shall apply and each holder of Securities (each a "Holder") shall have the right to convert its Preferred Stock or exercise its warrants only up to its pro rata portion of the Allowed Conversion Shares. A Holder may waive in writing its right to convert or exercise (or transfer to another Holder) its pro rata portion of the Allowed Conversion Shares. In the event that a Holder converts or exercises its Securities, then the number of Allowed Conversion Shares will be reduced by such amount.

          SECTION 7. Status of Converted Stock. In case any shares of Series A-3 Preferred shall be repurchased or converted pursuant to Section 6, the shares so repurchased or converted shall be canceled and shall not be issued by the Corporation as Series A-3 Preferred and this Certificate of Designation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized Series A-3 Preferred.

          SECTION 8. Covenants. In addition to any other rights provided by law, so long as at least twenty-five percent (25%) of the authorized Series A-3 Preferred shall be outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the outstanding shares of Series A-3 Preferred:

               (j) amend or repeal any provision of the Corporation's Amended or Restated Certificate of Incorporation, certificates of designation or Bylaws if such action would materially and adversely alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series A-3 Preferred; or

               (k) authorize or issue shares of any class or series of stock having any preference or priority as to dividends or assets superior to or on parity with any such preference or priority of the Series A-3 Preferred.




[Remainder of page intentionally left blank]

    IN WITNESS WHEREOF, Superconductor Technologies Inc. has caused this Certificate to be signed by Peter Thomas, its Chief Executive Officer, this __th day of February, 1999.




                                   Peter Thomas
                            Chief Executive Officer




      EXHIBIT D

CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND
PRIVILEGES OF SERIES B-1 PREFERRED STOCK

OF

SUPERCONDUCTOR TECHNOLOGIES INC.


Pursuant to Section 151 of the General Corporation Law of the State of Delaware

     I, Peter Thomas, the Chief Executive Officer of Superconductor Technologies Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors on February 4, 1999 adopted the following resolution creating a series of 50,000 shares of Preferred Stock designated as Series B-1
Preferred Stock.

     RESOLVED: That pursuant to the authority vested in the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation, the Board of Directors does hereby provide for the issue of a series of Preferred Stock, par value $0.001 per share, of the Corporation, to be designated Series B-1 Preferred Stock (the "Series B-1 Preferred Stock"), consisting of 50,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series B-1 Preferred Stock are not stated and expressed in the Amended and Restated Certificate of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Amended and Restated Certificate of Incorporation shall be deemed to have the meanings provided therein):

          SECTION 1. Designation and Amount. The shares of such Series B-1 Preferred Stock shall be designated as "Series B-1 Preferred Stock", par value $0.001 per share, and the number of shares constituting such series shall be 50,000.

          SECTION 2. Rank. Except as provided in Section 8, the Series B-1 Preferred Stock shall rank (i) prior to the Corporation's common stock, par value $.001 per share (the "Common Stock"); (ii) pari passu with the Series A-2 Preferred Stock, the Series A-3 Preferred Stock, and with any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, on parity with the Series B-1 Preferred Stock; and
(iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series B-1 Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

          SECTION 3. Dividends. The holders of shares of Series B-1 Preferred Stock shall be entitled to receive dividends, out of funds legally available therefor, payable in preference and priority to any payment of any dividend on Common Stock of the Corporation, at the rate of $5.60 per share (adjusted for any recapitalization, stock combinations, stock dividends, stock splits and the like ("Recapitalizations")) per annum for the Series B-1 Preferred Stock; provided, however, that in the event Stockholder Approval (as defined in Section 6(h) below) is not obtained, then effective as of September 2, 1998, the $5.60 dividend amount shall be increased to $16.00 per share (adjusted for Recapitalizations). Such dividends shall be cumulative, accrue daily (effective September 2, 1998), and be paid quarterly in cash or as an addition to the Series B-1 Liquidation Preference (as defined below). No dividend shall be paid on the Common Stock in any year, other than dividends payable solely in Common Stock, until all dividends due and payable on the Preferred Stock have been declared and paid, and then such dividends on the Common Stock shall not be in excess of the dividends paid on the Preferred Stock unless the amount of such excess is also paid on the Preferred Stock on an as-converted per share basis.

          SECTION 4. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (a "Liquidation Event"), distributions to the stockholders of the
Corporation shall be made in the following manner:

               (a) The holders of Series B-1 Preferred Stock shall be entitled to receive, on a pari passu basis with the holders of Series A-2, Series A-3 and Series C Preferred Stock and any other series of Preferred Stock ranked pari passu with the Series B-1 Preferred Stock but prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of any series of Preferred Stock junior to Series B-1 Preferred Stock or holders of the Common Stock by reason of their ownership of such stock, an amount per share equal to the sum (the "Series B-1 Liquidation Preference") of (i) $80.00 for each share of Series B-1 Preferred
Stock (the "Original Purchase Price") then held by them, adjusted for any Recapitalizations with respect to such shares and (ii) an amount equal to all unpaid dividends on the Series B-1 Preferred Stock held by them. If the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of their full preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the aggregate preferential amount of shares of Preferred Stock outstanding as of the date of the distribution upon the occurrence of such event. After payment has been made to the holders of the Preferred Stock of the full preferential amounts to which they shall be entitled, the holders of the Common Stock shall be entitled to share ratably in the remaining assets, based on the number of shares of Common Stock held.

               (b) For purposes of this Section 4, a merger or consolidation of the Corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations into the Corporation, or the sale of all or substantially all of the assets of the Corporation, or any other corporate reorganization, in which consolidation, merger, sale of assets or reorganization the stockholders of the Corporation receive distributions in cash or securities of another corporation or corporations as a result of such consolidation, merger, sale of assets or reorganization, shall be treated as a Liquidation Event unless the stockholders of this Corporation immediately prior to such consolidation, merger, sale of assets or reorganization hold or control more than fifty percent (50%) of the voting equity securities of the successor or surviving corporation immediately following such consolidation, merger, sale of assets or reorganization, in which case such consolidation, merger, sale of assets or reorganization shall not be treated as a Liquidation Event.

          SECTION 5. Voting Rights. Except as otherwise required by law, the Amended and Restated Certificate of Incorporation or Bylaws of the Corporation or this Certificate of Designation, the holder of each share of Common Stock issued and outstanding shall have one vote and the holder of each share of Series B-1 Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Series B-1 Preferred Stock could be converted, subject to the limits set forth in
Section 6(h) below, at the record date for determination of the stockholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not separately as a class. Holders of Common Stock and Series B-1 Preferred Stock shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation. Fractional votes by the holders of Series B-1 Preferred Stock shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares into which shares of Series B-1 Preferred Stock held by each holder could be converted) be rounded to the nearest whole number.

          SECTION 6. Conversion. The holders of Series B-1 Preferred Stock have conversion rights as follows (the "Conversion Rights"):

               (a)     Right to Convert.  Subject to the limits set forth in
Section 6(h) below, each share of Series B-1 Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Series B-1 Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $80.00 by the initial Series B-1 Conversion Price. The term "Series B-1 Conversion Price" as used herein shall mean initially $4.00 and shall be subject to adjustment as provided below.

               (b) Automatic Conversion. Subject to the limits set forth in Section 6(h) below, each share of Series B-1 Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Series B-1 Conversion Price for such series upon the election of holders of at least a majority of the then outstanding shares of Series B-1 Preferred Stock.

               (c) Mechanics of Conversion. The mechanics of conversion set forth in this Section 6(c) are subject to the limits set forth in Section 6(h) below. No fractional shares of Common Stock shall be issued upon conversion of Series B-1 Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series B-1 Conversion Price. Before any holder of Series B-1 Preferred Stock shall be entitled to convert the same into full shares of Common Stock and to receive certificates therefor, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B-1 Preferred Stock, and shall give written notice (in the form of Exhibit A attached hereto) to the Corporation (the "Notice of Conversion") at such office that the holder elects to convert the same and specifying the date of conversion (the "Conversion Date"); provided, however, that in the event of an automatic conversion pursuant to Section 6(b), the outstanding shares of
Series B-1 Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent and provided further, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Series B-1 Preferred Stock are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Series B-1 Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B-1 Preferred Stock to be converted, or in the case of automatic conversion then on the date of election by a majority of the then outstanding shares of Series B-1 Preferred Stock, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

               (d)     (1)     Adjustment of Conversion Price of Series B-1
Preferred Stock. The Series B-1 Conversion Price shall be subject to adjustment from time to time as follows:

                              (i)     Adjustments for Subdivisions,
Combinations or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided by stock split, stock dividends or otherwise, into a greater number of shares of Common Stock, the Series B-1 Conversion Price then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Series B-1 Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                              (ii)     Adjustments for Stock Dividends and
Other Distributions. In the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common
Stock entitled to receive any distribution (excluding any repurchases of securities by the Corporation not made on a pro rata basis from all holders of any class of the Corporation's securities) payable in property or in securities of the Corporation other than shares of Common Stock, and other than as otherwise adjusted in this Section 6 or as provided in Section 3, then and in each such event the holders of Series B-1 Preferred Stock shall receive at the time of such distribution, the amount of property or the number of securities of the Corporation that they would have received had their Series B-1 Preferred Stock been converted into Common Stock on the date of such event.

                              (iii)     Adjustments for Reclassification,
Exchange and Substitution. Except as provided in Section 4 upon any liquidation, dissolution or winding up of the Corporation, if the Common Stock issuable upon conversion of the Series B-1 Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), each share of Series B-1 Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such share of Series B-1 Preferred Stock shall have been entitled upon such reorganization or reclassification.

                    (2) Adjustments of Series B-1 Conversion Price for Diluting Issues. In addition to the adjustment of the Series B-1 Conversion Price provided in Section 6(d)(1) above, the Series B-1 Conversion Price shall be subject to further adjustment from time to time as follows:

                    (i)     Special Definitions.  For purposes of this
Section 6(e)(2), the following definitions shall apply:

                         (1)     "Options" shall mean rights, options or
warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                         (2)     "Original Issue Date" shall mean September 2,
1998.

                         (3)     "Convertible Securities" shall mean
securities convertible into or exchangeable for Common Stock.

                         (4)     "Additional Shares of Common Stock" shall
mean all shares of Common Stock issued (or, pursuant to Section 6(d)(2)(iii), deemed to be issued) by the Corporation after the Original Issue Date other than shares of Common Stock issued or issuable:

                              (A)     upon conversion of shares of the
Preferred Stock;

                              (B)     to officers, directors and employees
of,
and consultants to, the Corporation pursuant to plans and arrangements approved by the Board of Directors;

                              (C)     as a dividend or other distribution on
the Preferred Stock or pursuant to clause (i), (ii) or (iii) of Section
6(d)(1);

                              (D)     upon the exercise of options issued
prior to the Original Issue Date;

                              (E)     to research or development
collaborators
or to banks or other institutional lendors or lessors in connection with capital asset leases or borrowings for the acquisition of capital assets, pursuant to any arrangement approved by the Board of Directors; or

                           (F)            upon exercise of warrants
outstanding on the Original Issue Date or warrants to be issued pursuant to agreements outstanding on the Original Issue Date (including without limitation the following warrants: warrant, dated as of November 22, 1997, the warrants issued or issuable pursuant to the Exchange Agreement dated as of
February __, 1999, the Securities Purchase Agreement dated as of September 2, 1998 and the Series C Preferred Stock Purchase Agreement, the warrant, dated as of December 21, 1998 and any securities issued or issuable pursuant to the Letter Agreement between the Company and Tanner Unman Securities, Inc., dated as August 10, 1998;

                              (G)     with the written approval of the
holders
of a majority of the outstanding Series B-1 Preferred;

                              (H)     by way of dividend or other
distributions on securities referred to in clauses (A), (B), (C), (D), (E),
(F) and (G) above.

                    (ii)     No Adjustment of Series B-1 Conversion Price.
No
adjustment in the Series B-1 Conversion Price of a particular share of Series B-1 Preferred Stock shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series B-1 Conversion Price in effect on the date of, and immediately prior to such issue, for such share of Series B-1 Preferred Stock.

                         (iii)     Deemed Issue of Additional Shares of
Common Stock.

                                   (1)     Options and Convertible
Securities. Except as otherwise provided in Section 6(d)(2)(i) above, in the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of any holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 6(d)(2)(v) below) of such Additional Shares of Common Stock would be less than the Series B-1 Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which additional shares of Common Stock are deemed to be issued:

                                        (A)     no further adjustment in the
Series B-1 Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                        (B)     if such Options or
Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series B-1 Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                                        (C)     upon the expiration of any
such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Series B-1 Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                             (I)     in the case of
Convertible Securities or Options for Common Stock, the only additional shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                             (II)     in the case of Options
for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;
                                        (D)     no readjustment pursuant to
clause (B) or (C) above shall have the effect of increasing the Series B-1 Conversion Price to an amount which exceeds the lower of (i) the Series B-1 Conversion Price on the original adjustment date, or (ii) the Series B-1 Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                                        (E)     in the case of any Options
which expire by their terms not more than thirty (30) days after the date of issue thereof, no adjustment of the Series B-1 Conversion Price shall be made until the expiration or exercise of all such Options.

                              (iv)     Adjustment of Series B-1 Conversion
Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6(d)(2)(iii), but excluding stock dividends, subdivisions or split-ups that are the subject of adjustment pursuant to Section 6(d)(i)) without consideration or for a consideration per share less than the Series B-1 Conversion Price, in effect on the date of, and immediately prior to such issue, then and in such event, such Series B-1 Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series B-1 Conversion Price by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue, (ii) the number of shares of Common Stock issuable upon conversion of the Preferred Stock outstanding immediately prior to such issue and (iii) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series B-1 Conversion Price; and the denominator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue, (ii) the number of shares of Common Stock issuable upon conversion of the Preferred Stock outstanding immediately prior to such issue and (iii) the number of such Additional Shares of Common Stock so issued; and provided further that, for the purposes of this Section 6(d)(2)(iv), all shares of Common Stock issuable upon exercise of outstanding Options or conversion of outstanding Convertible Securities shall be deemed to be outstanding, and immediately after any Additional Shares of Common Stock are deemed issued pursuant to Section 6(d)(2)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding.

                              (v)     Determination of Consideration.  For
purposes of this Section 6(d)(2), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                   (1)     Cash and Property:  Such
consideration shall:

                                        (A)     insofar as it consists of
cash, be computed at the aggregate amount of cash received by the Corporation (excluding amounts paid or payable for accrued interest or accrued dividends);

                                        (B)     insofar as it consists of
property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and
                                        (C)     in the event Additional
Shares
of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses
(A) and (B) above, as determined in good faith by the Board of Directors.

                              (2)     Options and Convertible Securities.
The consideration per share received by the Corporation for Additional Shares of
Common Stock deemed to have been issued pursuant to Section 6(d)(2)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing

                                   (x)     the total amount, if any, received
or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Option or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                   (y)     the maximum number of shares of
Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (e) No Impairment. Except as provided in Section 8, the Corporation will not, by amendment of its Amended and Restated Certificate of Incorporation or this Certificate of Designation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B-1 Preferred Stock against impairment.

               (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series B-1 Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B-1 Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B-1 Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Series B-1 Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series B-1 Preferred Stock.

               (g) Notices of Record Date. In the event that the Corporation shall propose at any time:

                         (i)     to declare any dividend or distribution upon
its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

                         (ii)     to effect any reclassification or
capitalization of its Common Stock outstanding involving a change in the Common Stock; or

                         (iii)     to merge or consolidate with or into any
other person or entity, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up;
then, in connection with each such event, the Corporation shall send to the holders of Series B-1 Preferred Stock:

                              (1)     at least twenty (20) days' prior
written
notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (ii) and (iii) above; and

                              (2)     in the case of the matters referred to
in (ii) and (iii) above, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

     Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Series B-1 Preferred Stock at the address for each such holder as shown on the books of the Corporation.

                    (h) Limits on Conversion. Notwithstanding anything herein to the contrary, the Series A-2, Series A-3, Series B-1 and Series C Preferred Stock of the Company and the outstanding warrants to purchase Common
Stock of the Company (issued or issuable to holders of such shares of Preferred Stock pursuant to agreements outstanding as of February __, 1999) (collectively, the "Securities") shall not be convertible into or exercisable for (as the case may be) shares of Common Stock in excess of 1,533,709 shares (the "19.9% Cap" or the "Allowed Conversion Shares"), unless the Company has received stockholder approval to eliminate such 19.9% Cap at a duly held meeting of the stockholders in calendar 1999 (the "Stockholder Approval"). Until Stockholder Approval has been obtained (or, if Stockholder Approval is not obtained, then continuing thereafter) the 19.9% Cap shall apply and each holder of Securities (each a "Holder") shall have the right to convert or exercise its Securities only up to its pro rata portion of the Allowed Conversion Shares. A Holder may waive in writing its right to convert or exercise its pro rata portion of the Allowed Conversion Shares. In the event that a Holder converts or exercises its Securities, then the number of Allowed
Conversion Shares will be reduced by such amount.

          SECTION 7. Status of Converted Stock. In case any shares of Series B-1 Preferred Stock shall be repurchased or converted pursuant to
Section 6, the shares so repurchased or converted shall be cancelled and shall not be issued by the Corporation as Series B-1 Preferred and this Certificate of Designation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized Series B-1 Preferred Stock.

          SECTION 8. Covenants. In addition to any other rights provided by law, so long as at least twenty-five percent (25%) of the authorized Series
B-1 Preferred Stock shall be outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the outstanding shares of Series B-1 Preferred Stock:
               (a) amend or repeal any provision of the Corporation's Amended or Restated Certificate of Incorporation, certificates of designation or Bylaws if such action would materially and adversely alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series B-1 Preferred Stock; or

               (b) authorize or issue shares of any class or series of stock having any preference or priority as to dividends or assets superior to or on parity with any such preference or priority of the Series B-1 Preferred Stock.


[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
           IN WITNESS WHEREOF, Superconductor Technologies Inc. has caused this
Certificate to be signed by Peter Thomas, its Chief Executive Officer, this _____ day of February, 1999.








                         M. Peter Thomas
                                        Chief Executive Officer
      EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Series B-1 Preferred Stock)

          The undersigned hereby irrevocably elects to convert ______ shares of Series B-1 Preferred Stock, represented by stock certificate No(s). __________ (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of Superconductor Technologies Inc. (the "Corporation") according to the conditions of the Certificate of Designation of Series B-1 Preferred Stock, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

          The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series B-1 Preferred Stock shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

               Date of Conversion:___________________________

               Applicable Series B-1 Conversion Price:____________________

               Number of Shares of
               Common Stock to be Issued:_____________________

               Signature:____________________________________

               Name:_______________________________________

               Address:______________________________________

*The Corporation is not required to issue shares of Common Stock until the original Series B-1 Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its
Transfer Agent.



      EXHIBIT E

SUPERCONDUCTOR TECHNOLOGIES, INC.
LETTER OF TRANSMITTAL

TO:     Wilson Sonsini Goodrich & Rosati
           Professional Corporation
           650 Page Mill Road
           Palo Alto, California 94304-1050
           Attention:  Jay Hansen
           Telephone:  (650) 493-9300
                                                  February 26, 1999
Ladies and Gentlemen:

     The undersigned hereby surrenders all enclosed stock certificates representing shares of the Series A, A-1, and B Preferred Stock (the "Preferred Stock") of Superconductor Technologies, Inc. (the "Company") and warrants to purchase Common Stock of the Company for exchange and cancellation pursuant to that certain Exchange Agreement dated as of February 26, 1999. Enclosed herewith are the following stock certificate(s) and/or warrant(s) of the Company:

Registered Holder(s):



Cert. Number               Class or Series of Stock or Warrant
Number of Shares









Signatures







Stockholder Signature                              Stockholder Signature






Print Stockholder Name                              Print Stockholder Name






Taxpayer Identification No.                         Taxpayer Identification
No.





Date                                             Daytime telephone number,
including area code
INSTRUCTIONS

     1. If this Letter of Transmittal is signed by the Registered Holder(s) of the certificate(s) and/or warrant(s) surrendered hereby, the signature(s) must correspond with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.
     2     If any shares or warrants are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

     3     If any shares or warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations of certificates.

     4     If the Letter of Transmittal or any certificates or warrants are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers or corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing.

     5. Letter of Transmittal Required: Lost Certificate(s). You will not receive the exchange certificate for your shares and/or warrants unless and until the Letter of Transmittal, duly completed and signed, is delivered together with the certificate(s) and/or warrant(s) and any required accompanying evidence of authority. If the certificate(s) and/or warrant(s) have been lost or destroyed, such should be indicated on the face of the Letter of Transmittal. In such event, please complete, sign and return with the Letter of Transmittal the attached Affidavit of Lost Stock Certificate in order to effectively surrender the certificate(s) and/or warrant(s) represented by such lost or destroyed certificate(s) and/or warrant(s). Note that a separate Lost Stock/Warrant Affidavit must be completed and signed for each lost or destroyed stock certificate and/or warrant.
      LOST STOCK/WARRANT AFFIDAVIT



     1.  The undersigned is the holder of: (i) _________ shares of Series
____
Preferred Stock of Superconductor Technologies, Inc. (the "Company"), issued on ____________, 19___ represented by Certificate Number ______ (the "Certificate") and/or (ii) a warrant to purchase ___________ shares of the Company's Common Stock.

     2. The undersigned has examined his or her records and, after diligent search, is unable to find the Certificate and/or Warrant and believes said Certificate and/or Warrant to be lost. Accordingly, the undersigned certifies that the Certificate and/or Warrant shall be deemed surrendered for cancellation from this day forth.

     3. The undersigned has not assigned, transferred, sold or pledged all or any part of the Certificate and/or Warrant.

     4. The undersigned releases the Company from any and all liability relating to the loss of the Certificate and/or Warrant, or the issuance of a new certificate and/or warrant. The undersigned agrees to defend and indemnify and hold the Company harmless from any damage or loss caused by or in any way relating to the loss of the Certificate and/or Warrant, or the issuance of a new certificate and/or warrant.

     5. In the event of discovery of the original Certificate and/or Warrant, the undersigned agrees to return it promptly to the Company, marked "canceled."

     6. The undersigned hereby authorizes any officer of the Company to issue
(i) a new stock certificate for _________ shares of Series _____ Preferred Stock to replace said lost Certificate and/or (ii) a new warrant to replace said lost Warrant.


     DATE:




                                             (signature)


                                             (print name)


                                             (address)


      EXHIBIT F

NEW WARRANT

EXHIBIT G

SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT EXHIBIT H
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

      EXHIBIT I

FORM OF WARRANT
      EXHIBIT J

OPINION OF COUNSEL